Exhibit 99.1

CRAWFORD & COMPANY
Results of Operations By Quarter (Unaudited)
Revised for Realignment of Reportable Segments

2025 Quarterly Period	First	Second	Third	Fourth	Full Year
(Dollars in thousands)

Revenues:
U.S. Property and Casualty	$82,190	$82,500	$76,227	$67,082	$307,999
Broadspire	103,672	108,158	110,618	107,903	430,351
International Operations	126,170	132,339	135,326	133,536	527,371
Total Revenues before reimbursements	312,032	322,997	322,171	308,521	1,265,721
Reimbursements	11,307	11,598	10,636	11,565	45,106
Total Revenues	323,339	334,595	332,807	320,086	1,310,827
Direct Compensation, Fringe Benefits & Non-Employee Labor:
U.S. Property and Casualty	50,788	51,000	47,170	46,173	195,131
% of related revenues before reimbursements	61.8%	61.8%	61.9%	68.8%	63.4%
Broadspire	58,343	60,694	62,828	62,629	244,494
% of related revenues before reimbursements	56.3%	56.1%	56.8%	58.0%	56.8%
International Operations	86,467	88,165	91,119	88,022	353,773
% of related revenues before reimbursements	68.5%	66.6%	67.3%	65.9%	67.1%
Total	195,598	199,859	201,117	196,824	793,398
% of Revenues before reimbursements	62.7%	61.9%	62.4%	63.8%	62.7%
Expenses Other than Direct Compensation, Fringe Benefits & Non-Employee Labor:
U.S. Property and Casualty	21,622	24,049	19,257	18,829	83,757
% of related revenues before reimbursements	26.3%	29.2%	25.3%	28.1%	27.2%
Broadspire	33,352	33,262	32,504	33,497	132,615
% of related revenues before reimbursements	32.2%	30.8%	29.4%	31.0%	30.8%
International Operations	37,483	36,843	36,555	38,804	149,685
% of related revenues before reimbursements	29.7%	27.8%	27.0%	29.1%	28.4%
Total before reimbursements	92,457	94,154	88,316	91,130	366,057
% of Revenues before reimbursements	29.6%	29.2%	27.4%	29.5%	28.9%
Reimbursements	11,307	11,598	10,636	11,565	45,106
Total	103,764	105,752	98,952	102,695	411,163
% of Revenues	32.1%	31.6%	29.7%	32.1%	31.4%
Segment Operating Earnings:
U.S. Property and Casualty	9,780	7,451	9,800	2,080	29,111
% of related revenues before reimbursements	11.9%	9.0%	12.9%	3.1%	9.5%
Broadspire	11,977	14,202	15,286	11,777	53,242
% of related revenues before reimbursements	11.6%	13.1%	13.8%	10.9%	12.4%
International Operations	2,220	7,331	7,652	6,710	23,913
% of related revenues before reimbursements	1.8%	5.5%	5.7%	5.0%	4.5%
(Deduct) Add:
Unallocated corporate and shared costs, net	(6,133)	(6,988)	(6,147)	(4,725)	(23,993)
Net corporate interest expense	(3,944)	(3,858)	(3,788)	(3,097)	(14,687)
Non-service pension costs	(2,333)	(2,354)	(2,363)	(2,363)	(9,413)
Stock option expense	(184)	(214)	(52)	(159)	(609)
Amortization of acquisition-related intangible assets	(1,800)	(1,825)	(2,126)	(2,680)	(8,431)
Restructuring and other costs, net	—	—	—	(13,996)	(13,996)
Contingent earnout adjustments	(363)	(80)	(60)	(34)	(537)
Income (loss) before income taxes	9,220	13,665	18,202	(6,487)	34,600
Provision for income taxes	(2,480)	(5,845)	(5,813)	(786)	(14,924)
Net income (loss)	6,740	7,820	12,389	(7,273)	19,676
Net (income) loss attributable to noncontrolling interests	(56)	(38)	19	33	(42)
Net income (loss) attributable to shareholders of Crawford & Company	$6,684	$7,782	$12,408	$(7,240)	$19,634

CRAWFORD & COMPANY
Results of Operations By Quarter (Unaudited)
Revised for Realignment of Reportable Segments

2024 Quarterly Period	First	Second	Third	Fourth	Full Year
(Dollars in thousands)

Revenues:
U.S. Property and Casualty	$78,212	$85,320	$93,693	$108,617	$365,842
Broadspire	101,509	104,423	106,467	104,783	417,182
International Operations	121,933	124,484	129,215	133,854	509,486
Total Revenues before reimbursements	301,654	314,227	329,375	347,254	1,292,510
Reimbursements	11,419	12,626	13,351	11,064	48,460
Total Revenues	313,073	326,853	342,726	358,318	1,340,970
Direct Compensation, Fringe Benefits & Non-Employee Labor:
U.S. Property and Casualty	50,256	54,931	60,893	75,224	241,304
% of related revenues before reimbursements	64.3%	64.4%	65.0%	69.3%	66.0%
Broadspire	57,384	58,343	59,983	60,371	236,081
% of related revenues before reimbursements	56.5%	55.9%	56.3%	57.6%	56.6%
International Operations	82,513	82,075	86,596	88,500	339,684
% of related revenues before reimbursements	67.7%	65.9%	67.0%	66.1%	66.7%
Total	190,153	195,349	207,472	224,095	817,069
% of Revenues before reimbursements	63.0%	62.2%	63.0%	64.5%	63.2%
Expenses Other than Direct Compensation, Fringe Benefits & Non-Employee Labor:
U.S. Property and Casualty	22,284	24,997	22,649	22,180	92,110
% of related revenues before reimbursements	28.5%	29.3%	24.2%	20.4%	25.2%
Broadspire	31,254	29,855	32,361	33,627	127,097
% of related revenues before reimbursements	30.8%	28.6%	30.4%	32.1%	30.5%
International Operations	39,247	38,410	38,913	38,457	155,027
% of related revenues before reimbursements	32.2%	30.9%	30.1%	28.7%	30.4%
Total before reimbursements	92,785	93,262	93,923	94,264	374,234
% of Revenues before reimbursements	30.8%	29.7%	28.5%	27.1%	29.0%
Reimbursements	11,419	12,626	13,351	11,064	48,460
Total	104,204	105,888	107,274	105,328	422,694
% of Revenues	33.3%	32.4%	31.3%	29.4%	31.5%
Segment Operating Earnings:
U.S. Property and Casualty	5,672	5,392	10,151	11,213	32,428
% of related revenues before reimbursements	7.3%	6.3%	10.8%	10.3%	8.9%
Broadspire	12,871	16,225	14,123	10,785	54,004
% of related revenues before reimbursements	12.7%	15.5%	13.3%	10.3%	12.9%
International Operations	173	3,999	3,706	6,897	14,775
% of related revenues before reimbursements	0.1%	3.2%	2.9%	5.2%	2.9%
(Deduct) Add:
Unallocated corporate and shared costs, net	(6,635)	(3,548)	(6,145)	(10,169)	(26,497)
Net corporate interest expense	(3,596)	(4,256)	(4,682)	(4,328)	(16,862)
Non-service pension costs	(2,473)	(2,399)	(2,441)	(2,451)	(9,764)
Stock option expense	(167)	(139)	(188)	(80)	(574)
Amortization of acquisition-related intangible assets	(1,868)	(1,856)	(1,932)	(1,841)	(7,497)
Contingent earnout adjustments	(151)	(430)	2,128	(448)	1,099
Income before income taxes	3,826	12,988	14,720	9,578	41,112
Provision for income taxes	(1,047)	(4,486)	(5,333)	(3,717)	(14,583)
Net income	2,779	8,502	9,387	5,861	26,529
Net (income) loss attributable to noncontrolling interests	58	82	66	(139)	67
Net income attributable to shareholders of Crawford & Company	$2,837	$8,584	$9,453	$5,722	$26,596

CRAWFORD & COMPANY
Disaggregated Revenues Within Reportable Segments
By Quarter (Unaudited)

2025 Quarterly Period	First	Second	Third	Fourth	Full Year
(Dollars in thousands)

U.S. Property & Casualty	$82,190	$82,500	$76,227	$67,082	$307,999
Broadspire	103,672	108,158	110,618	107,903	430,351
International Operations	126,170	132,339	135,326	133,536	527,371
Total Revenues before Reimbursements	$312,032	$322,997	$322,171	$308,521	$1,265,721

U.S. Property & Casualty
Global Technical Services	$26,776	$26,481	$26,632	$22,924	$102,813
Claims Solutions	31,188	28,324	27,890	25,519	112,921
Contractor Connection	16,901	18,480	16,516	14,816	66,713
Catastrophe Services	7,325	9,215	5,189	3,823	25,552
Total U.S. Property & Casualty	$82,190	$82,500	$76,227	$67,082	$307,999

Broadspire
Claims Management	$49,654	$51,991	$53,383	$52,387	$207,415
Medical Management	46,730	48,626	50,018	49,070	194,444
Subrogation	7,288	7,541	7,217	6,446	28,492
Total Broadspire	$103,672	$108,158	$110,618	$107,903	$430,351

International Operations
UK	$44,342	$44,322	$45,476	$45,272	$179,412
Europe	26,184	27,369	26,801	28,893	109,247
Australia	19,048	21,607	24,116	21,864	86,635
Canada	21,776	23,269	22,473	21,635	89,153
Asia	6,167	7,236	8,077	7,643	29,123
Latin America	8,653	8,536	8,383	8,229	33,801
Total International Operations	$126,170	$132,339	$135,326	$133,536	$527,371

CRAWFORD & COMPANY
Disaggregated Revenues Within Reportable Segments
By Quarter (Unaudited)

2024 Quarterly Period	First	Second	Third	Fourth	Full Year
(Dollars in thousands)

U.S. Property & Casualty	$78,212	$85,320	$93,693	$108,617	$365,842
Broadspire	101,509	104,423	106,467	104,783	417,182
International Operations	121,933	124,484	129,215	133,854	509,486
Total Revenues before Reimbursements	$301,654	$314,227	$329,375	$347,254	$1,292,510

U.S. Property & Casualty
Global Technical Services	$24,636	$25,235	$27,460	$28,757	$106,088
Claims Solutions	28,888	28,594	28,395	29,314	115,191
Contractor Connection	16,945	18,118	17,051	15,472	67,586
Catastrophe Services	7,743	13,373	20,787	35,074	76,977
Total U.S. Property & Casualty	$78,212	$85,320	$93,693	$108,617	$365,842

Broadspire
Claims Management	$48,398	$49,858	$50,293	$50,248	$198,797
Medical Management	45,900	47,229	48,716	47,432	189,277
Subrogation	7,211	7,336	7,458	7,103	29,108
Total Broadspire	$101,509	$104,423	$106,467	$104,783	$417,182

International Operations
UK	$40,255	$41,420	$42,265	$44,417	$168,357
Europe	23,621	24,453	25,116	27,512	100,702
Australia	19,661	22,316	23,530	23,481	88,988
Canada	23,841	22,201	23,474	21,363	90,879
Asia	5,369	5,604	5,847	7,646	24,466
Latin America	9,186	8,490	8,983	9,435	36,094
Total International Operations	$121,933	$124,484	$129,215	$133,854	$509,486

CRAWFORD & COMPANY
Case Volume and Full Time Equivalent Data
By Quarter (Unaudited)

2025 Quarterly Period	First	Second	Third	Fourth	Full Year

CASE VOLUME ANALYSIS

U.S. Property & Casualty	97,624	92,810	89,932	80,967	361,333
Broadspire	146,931	149,904	149,213	138,590	584,638
International Operations	140,964	135,673	126,230	139,339	542,206
Total Company	385,519	378,387	365,375	358,896	1,488,177

U.S. Property & Casualty
Global Technical Services	8,680	11,308	7,654	9,974	37,616
Claims Solutions	56,926	48,245	45,673	45,170	196,014
Contractor Connection	27,465	28,190	29,304	24,187	109,146
Catastrophe Services	4,553	5,067	7,301	1,636	18,557
Total U.S. Property & Casualty	97,624	92,810	89,932	80,967	361,333

Broadspire
Claims Management	99,251	99,171	102,302	93,537	394,261
Medical Management	38,212	41,449	40,307	38,013	157,981
Subrogation	9,468	9,284	6,604	7,040	32,396
Total Broadspire	146,931	149,904	149,213	138,590	584,638

International Operations
UK	31,081	27,691	27,616	30,632	117,020
Europe	47,163	45,597	40,827	54,528	188,115
Australia	8,496	13,979	10,154	8,206	40,835
Canada	23,659	25,094	23,974	22,465	95,192
Asia	7,097	8,083	8,194	8,499	31,873
Latin America	23,468	15,229	15,465	15,009	69,171
Total International Operations	140,964	135,673	126,230	139,339	542,206

AVERAGE FULL TIME EQUIVALENT EMPLOYEE DATA

U.S. Property & Casualty	1,811	1,822	1,713	1,672	1,755
Broadspire	2,841	2,879	2,901	2,940	2,890
International Operations	4,430	4,406	4,300	4,249	4,346
Administration	893	885	874	871	881
Total Company	9,975	9,992	9,788	9,732	9,872

CRAWFORD & COMPANY
Case Volume and Full Time Equivalent Data
By Quarter (Unaudited)

2024 Quarterly Period	First	Second	Third	Fourth	Full Year

CASE VOLUME ANALYSIS

U.S. Property & Casualty	101,363	99,849	110,058	106,033	417,303
Broadspire	145,587	148,643	150,640	138,725	583,595
International Operations	161,239	144,264	141,813	149,727	597,043
Total Company	408,189	392,756	402,511	394,485	1,597,941

U.S. Property & Casualty
Global Technical Services	7,986	8,514	9,491	9,528	35,519
Claims Solutions	28,364	28,046	27,216	26,371	109,997
Contractor Connection	33,069	29,138	31,360	28,137	121,704
Catastrophe Services	31,944	34,151	41,991	41,997	150,083
Total U.S. Property & Casualty	101,363	99,849	110,058	106,033	417,303

Broadspire
Claims Management	94,265	97,163	100,121	90,047	381,596
Medical Management	41,433	41,404	40,680	39,847	163,364
Subrogation	9,889	10,076	9,839	8,831	38,635
Total Broadspire	145,587	148,643	150,640	138,725	583,595

International Operations
UK	39,988	33,033	28,343	28,650	130,014
Europe	42,689	46,189	46,244	46,845	181,967
Australia	20,321	12,616	9,239	8,632	50,808
Canada	25,587	22,984	28,995	19,742	97,308
Asia	6,304	5,701	7,346	8,030	27,381
Latin America	26,350	23,741	21,646	37,828	109,565
Total International Operations	161,239	144,264	141,813	149,727	597,043

AVERAGE FULL TIME EQUIVALENT EMPLOYEE DATA

U.S. Property & Casualty	1,939	1,962	2,106	2,253	2,065
Broadspire	2,750	2,760	2,808	2,843	2,790
International Operations	4,453	4,530	4,546	4,524	4,513
Administration	827	851	873	893	861
Total Company	9,969	10,103	10,333	10,513	10,229

CRAWFORD & COMPANY
Reportable Segment Information (Unaudited)
Revised for Realignment of Reportable Segments

	Three Months Ended March 31, 2025
	U.S. Property & Casualty	Broadspire	International Operations	Total
	(Dollars In thousands)
Revenues before reimbursements	$82,190	$103,672	$126,170	$312,032
Less:
Segment Expenses:
Compensation	41,563	45,051	65,619	152,233
Benefits and payroll taxes	7,673	10,383	12,319	30,375
Non-employee labor	1,552	2,909	8,529	12,990
Total Compensation	50,788	58,343	86,467	195,598
Office rent and occupancy	1,167	2,154	4,136	7,457
Other office operating expense (1)	3,790	3,468	8,316	15,574
Depreciation	1,803	1,447	1,008	4,258
Professional fees	574	4,239	2,384	7,197
Cost of risk	142	1,072	(335)	879
Other, net (2)	831	304	1,876	3,011
Total Other Operating Expense	8,307	12,684	17,385	38,376
Allocated corporate, shared services, and administrative costs (3)	13,315	20,668	20,098	54,081
Total Segment Expenses	72,410	91,695	123,950	288,055
Segment Operating Earnings	$9,780	$11,977	$2,220	$23,977
Reconciliation of segment operating earnings:
Unallocated corporate administrative costs (4)				(6,133)
Net corporate interest expense				(3,944)
Non-service pension costs				(2,333)
Stock option expense				(184)
Amortization of acquisition-related intangible assets				(1,800)
Contingent earnout adjustments				(363)
Income before income taxes				9,220
Income taxes				(2,480)
Net Income				6,740
Net Income Attributable to Noncontrolling Interests				(56)
Net Income Attributable to Shareholders of Crawford & Company				$6,684

(1) Other office and operating expenses include travel and entertainment, automobile expenses, office operating expenses and data processing costs.

(2) Other, net primarily includes bank service charges and advertising expenses.

(3) Allocated corporate, shared services, and administrative costs, comprise of expenses for administrative functions, including direct compensation, payroll taxes, and benefits which are allocated to each segment based on usage.

(4) Unallocated corporate and shared costs and credits represent expenses for the Company's chief executive officer and Board of Directors, certain adjustments to self-insured liabilities, certain unallocated legal and professional fees, and certain adjustments and recoveries to the Company's allowances for estimated credit losses.

CRAWFORD & COMPANY
Reportable Segment Information (Unaudited)
Revised for Realignment of Reportable Segments

	Three Months Ended June 30, 2025
	U.S. Property & Casualty	Broadspire	International Operations	Total
	(Dollars In thousands)
Revenues before reimbursements	$82,500	$108,158	$132,339	$322,997
Less:
Segment Expenses:
Compensation	41,545	47,026	68,387	156,958
Benefits and payroll taxes	7,601	10,622	12,471	30,694
Non-employee labor	1,854	3,046	7,307	12,207
Total Compensation	51,000	60,694	88,165	199,859
Office rent and occupancy	1,145	2,163	4,140	7,448
Other office operating expense (1)	3,787	3,317	8,574	15,678
Depreciation	1,817	1,448	1,074	4,339
Professional fees	533	4,995	821	6,349
Cost of risk	787	1,039	730	2,556
Other, net (2)	2,160	340	1,860	4,360
Total Other Operating Expense	10,229	13,302	17,199	40,730
Allocated corporate, shared services, and administrative costs (3)	13,820	19,960	19,644	53,424
Total Segment Expenses	75,049	93,956	125,008	294,013
Segment Operating Earnings	$7,451	$14,202	$7,331	$28,984
Reconciliation of segment operating earnings:
Unallocated corporate administrative costs (4)				(6,988)
Net corporate interest expense				(3,858)
Non-service pension costs				(2,354)
Stock option expense				(214)
Amortization of acquisition-related intangible assets				(1,825)
Contingent earnout adjustments				(80)
Income before income taxes				13,665
Income taxes				(5,845)
Net Income				7,820
Net Income Attributable to Noncontrolling Interests				(38)
Net Income Attributable to Shareholders of Crawford & Company				$7,782

CRAWFORD & COMPANY
Reportable Segment Information (Unaudited)
Revised for Realignment of Reportable Segments

	Three Months Ended September 30, 2025
	U.S. Property & Casualty	Broadspire	International Operations	Total
	(Dollars In thousands)
Revenues before reimbursements	$76,227	$110,618	$135,326	$322,171
Less:
Segment Expenses:
Compensation	38,096	49,028	69,975	157,099
Benefits and payroll taxes	7,272	10,831	12,794	30,897
Non-employee labor	1,802	2,969	8,350	13,121
Total Compensation	47,170	62,828	91,119	201,117
Office rent and occupancy	1,119	2,154	4,228	7,501
Other office operating expense (1)	3,499	3,444	8,448	15,391
Depreciation	1,814	1,448	1,060	4,322
Professional fees	550	5,086	2,010	7,646
Cost of risk	558	793	1,257	2,608
Other, net (2)	(1,077)	(2)	189	(890)
Total Other Operating Expense	6,463	12,923	17,192	36,578
Allocated corporate, shared services, and administrative costs (3)	12,794	19,581	19,363	51,738
Total Segment Expenses	66,427	95,332	127,674	289,433
Segment Operating Earnings	$9,800	$15,286	$7,652	$32,738
Reconciliation of segment operating earnings:
Unallocated corporate administrative costs (4)				(6,147)
Net corporate interest expense				(3,788)
Non-service pension costs				(2,363)
Stock option expense				(52)
Amortization of acquisition-related intangible assets				(2,126)
Contingent earnout adjustments				(60)
Income before income taxes				18,202
Income taxes				(5,813)
Net Income				12,389
Net Loss Attributable to Noncontrolling Interests				19
Net Income Attributable to Shareholders of Crawford & Company				$12,408

CRAWFORD & COMPANY
Reportable Segment Information (Unaudited)
Revised for Realignment of Reportable Segments

	Three Months Ended December 31, 2025
	U.S. Property & Casualty	Broadspire	International Operations	Total
	(Dollars In thousands)
Revenues before reimbursements	$67,082	$107,903	$133,536	$308,521
Less:
Segment Expenses:
Compensation	37,965	48,807	67,293	154,065
Benefits and payroll taxes	7,259	10,913	12,972	31,144
Non-employee labor	949	2,909	7,757	11,615
Total Compensation	46,173	62,629	88,022	196,824
Office rent and occupancy	929	2,039	4,146	7,114
Other office operating expense (1)	3,460	3,458	8,752	15,670
Depreciation	1,670	1,424	1,066	4,160
Professional fees	558	4,572	2,102	7,232
Cost of risk	980	572	1,216	2,768
Other, net (2)	(752)	347	2,492	2,087
Total Other Operating Expense	6,845	12,412	19,774	39,031
Allocated corporate, shared services, and administrative costs (3)	11,984	21,085	19,030	52,099
Total Segment Expenses	65,002	96,126	126,826	287,954
Segment Operating Earnings	$2,080	$11,777	$6,710	$20,567
Reconciliation of segment operating earnings:
Unallocated corporate administrative costs (4)				(4,725)
Net corporate interest expense				(3,097)
Non-service pension costs				(2,363)
Stock option expense				(159)
Amortization of acquisition-related intangible assets				(2,680)
Restructuring and other costs, net				(13,996)
Contingent earnout adjustments				(34)
Loss before income taxes				(6,487)
Income taxes				(786)
Net Loss				(7,273)
Net Loss Attributable to Noncontrolling Interests				33
Net Loss Attributable to Shareholders of Crawford & Company				$(7,240)

CRAWFORD & COMPANY
Reportable Segment Information (Unaudited)
Revised for Realignment of Reportable Segments

	Year Ended December 31, 2025
	U.S. Property & Casualty	Broadspire	International Operations	Total
	(Dollars In thousands)
Revenues before reimbursements	$307,999	$430,351	$527,371	$1,265,721
Less:
Segment Expenses:
Compensation	159,169	189,912	271,274	620,355
Benefits and payroll taxes	29,805	42,749	50,556	123,110
Non-employee labor	6,157	11,833	31,943	49,933
Total Compensation	195,131	244,494	353,773	793,398
Office rent and occupancy	4,360	8,510	16,650	29,520
Other office operating expense (1)	14,536	13,687	34,090	62,313
Depreciation	7,104	5,767	4,208	17,079
Professional fees	2,215	18,892	7,317	28,424
Cost of risk	2,467	3,476	2,868	8,811
Other, net (2)	1,162	989	6,417	8,568
Total Other Operating Expense	31,844	51,321	71,550	154,715
Allocated corporate, shared services, and administrative costs (3)	51,913	81,294	78,135	211,342
Total Segment Expenses	278,888	377,109	503,458	1,159,455
Segment Operating Earnings	$29,111	$53,242	$23,913	$106,266
Reconciliation of segment operating earnings:
Unallocated corporate administrative costs (4)				(23,993)
Net corporate interest expense				(14,687)
Non-service pension costs				(9,413)
Stock option expense				(609)
Amortization of acquisition-related intangible assets				(8,431)
Restructuring and other costs, net				(13,996)
Contingent earnout adjustments				(537)
Income before income taxes				34,600
Income taxes				(14,924)
Net Income				19,676
Net Income Attributable to Noncontrolling Interests				(42)
Net Income Attributable to Shareholders of Crawford & Company				$19,634

CRAWFORD & COMPANY
Reportable Segment Information (Unaudited)
Revised for Realignment of Reportable Segments

	Three Months Ended March 31, 2024
	U.S. Property & Casualty	Broadspire	International Operations	Total
	(Dollars In thousands)
Revenues before reimbursements	$78,212	$101,509	$121,933	$301,654
Less:
Segment Expenses:
Compensation	40,335	44,110	64,548	148,993
Benefits and payroll taxes	8,055	10,146	12,406	30,607
Non-employee labor	1,866	3,128	5,559	10,553
Total Compensation	50,256	57,384	82,513	190,153
Office rent and occupancy	1,183	2,338	4,646	8,167
Other office operating expense (1)	3,065	3,058	8,442	14,565
Depreciation	1,720	1,291	909	3,920
Professional fees	416	4,206	2,783	7,405
Cost of risk	577	708	945	2,230
Other, net (2)	1,298	202	2,231	3,731
Total Other Operating Expense	8,259	11,803	19,956	40,018
Allocated corporate, shared services, and administrative costs (3)	14,025	19,451	19,291	52,767
Total Segment Expenses	72,540	88,638	121,760	282,938
Segment Operating Earnings	$5,672	$12,871	$173	$18,716
Reconciliation of segment operating earnings:
Unallocated corporate administrative costs (4)				(6,635)
Net corporate interest expense				(3,596)
Non-service pension costs				(2,473)
Stock option expense				(167)
Amortization of acquisition-related intangible assets				(1,868)
Contingent earnout adjustments				(151)
Income before income taxes				3,826
Income taxes				(1,047)
Net Income				2,779
Net Loss Attributable to Noncontrolling Interests				58
Net Income Attributable to Shareholders of Crawford & Company				$2,837

CRAWFORD & COMPANY
Reportable Segment Information (Unaudited)
Revised for Realignment of Reportable Segments

	Three Months Ended June 30, 2024
	U.S. Property & Casualty	Broadspire	International Operations	Total
	(Dollars In thousands)
Revenues before reimbursements	$85,320	$104,423	$124,484	$314,227
Less:
Segment Expenses:
Compensation	44,657	45,042	64,062	153,761
Benefits and payroll taxes	8,090	10,204	12,222	30,516
Non-employee labor	2,184	3,097	5,791	11,072
Total Compensation	54,931	58,343	82,075	195,349
Office rent and occupancy	1,040	2,353	4,043	7,436
Other office operating expense (1)	3,789	2,975	8,525	15,289
Depreciation	1,674	1,196	861	3,731
Professional fees	529	4,368	3,020	7,917
Cost of risk	216	625	1,287	2,128
Other, net (2)	2,458	348	2,096	4,902
Total Other Operating Expense	9,706	11,865	19,832	41,403
Allocated corporate, shared services, and administrative costs (3)	15,291	17,990	18,578	51,859
Total Segment Expenses	79,928	88,198	120,485	288,611
Segment Operating Earnings	$5,392	$16,225	$3,999	$25,616
Reconciliation of segment operating earnings:
Unallocated corporate administrative costs (4)				(3,548)
Net corporate interest expense				(4,256)
Non-service pension costs				(2,399)
Stock option expense				(139)
Amortization of acquisition-related intangible assets				(1,856)
Contingent earnout adjustments				(430)
Income before income taxes				12,988
Income taxes				(4,486)
Net Income				8,502
Net Loss Attributable to Noncontrolling Interests				82
Net Income Attributable to Shareholders of Crawford & Company				$8,584

CRAWFORD & COMPANY
Reportable Segment Information (Unaudited)
Revised for Realignment of Reportable Segments

	Three Months Ended September 30, 2024
	U.S. Property & Casualty	Broadspire	International Operations	Total
	(Dollars In thousands)
Revenues before reimbursements	$93,693	$106,467	$129,215	$329,375
Less:
Segment Expenses:
Compensation	49,567	46,432	67,201	163,200
Benefits and payroll taxes	8,352	10,399	11,734	30,485
Non-employee labor	2,974	3,152	7,661	13,787
Total Compensation	60,893	59,983	86,596	207,472
Office rent and occupancy	1,134	2,319	4,575	8,028
Other office operating expense (1)	3,854	3,233	8,728	15,815
Depreciation	1,614	1,159	893	3,666
Professional fees	487	4,789	2,934	8,210
Cost of risk	619	1,379	1,042	3,040
Other, net (2)	1,249	152	2,441	3,842
Total Other Operating Expense	8,957	13,031	20,613	42,601
Allocated corporate, shared services, and administrative costs (3)	13,692	19,330	18,300	51,322
Total Segment Expenses	83,542	92,344	125,509	301,395
Segment Operating Earnings	$10,151	$14,123	$3,706	$27,980
Reconciliation of segment operating earnings:
Unallocated corporate administrative costs (4)				(6,145)
Net corporate interest expense				(4,682)
Non-service pension costs				(2,441)
Stock option expense				(188)
Amortization of acquisition-related intangible assets				(1,932)
Contingent earnout adjustments				2,128
Income before income taxes				14,720
Income taxes				(5,333)
Net Income				9,387
Net Loss Attributable to Noncontrolling Interests				66
Net Income Attributable to Shareholders of Crawford & Company				$9,453

CRAWFORD & COMPANY
Reportable Segment Information (Unaudited)
Revised for Realignment of Reportable Segments

	Three Months Ended December 31, 2024
	U.S. Property & Casualty	Broadspire	International Operations	Total
	(Dollars In thousands)
Revenues before reimbursements	$108,617	$104,783	$133,854	$347,254
Less:
Segment Expenses:
Compensation	62,931	47,041	68,558	178,530
Benefits and payroll taxes	9,470	10,557	11,944	31,971
Non-employee labor	2,823	2,773	7,998	13,594
Total Compensation	75,224	60,371	88,500	224,095
Office rent and occupancy	1,057	2,428	4,359	7,844
Other office operating expense (1)	3,931	3,320	8,972	16,223
Depreciation	2,081	1,154	857	4,092
Professional fees	716	4,795	3,357	8,868
Cost of risk	415	3,827	1,586	5,828
Other, net (2)	676	61	(638)	99
Total Other Operating Expense	8,876	15,585	18,493	42,954
Allocated corporate, shared services, and administrative costs (3)	13,304	18,042	19,964	51,310
Total Segment Expenses	97,404	93,998	126,957	318,359
Segment Operating Earnings	$11,213	$10,785	$6,897	$28,895
Reconciliation of segment operating earnings:
Unallocated corporate administrative costs (4)				(10,169)
Net corporate interest expense				(4,328)
Non-service pension costs				(2,451)
Stock option expense				(80)
Amortization of acquisition-related intangible assets				(1,841)
Contingent earnout adjustments				(448)
Income before income taxes				9,578
Income taxes				(3,717)
Net Income				5,861
Net Income Attributable to Noncontrolling Interests				(139)
Net Income Attributable to Shareholders of Crawford & Company				$5,722

CRAWFORD & COMPANY
Reportable Segment Information (Unaudited)
Revised for Realignment of Reportable Segments

	Year Ended December 31, 2024
	U.S. Property & Casualty	Broadspire	International Operations	Total
	(Dollars In thousands)
Revenues before reimbursements	$365,842	$417,182	$509,486	$1,292,510
Less:
Segment Expenses:
Compensation	197,490	182,625	264,369	644,484
Benefits and payroll taxes	33,967	41,306	48,306	123,579
Non-employee labor	9,847	12,150	27,009	49,006
Total Compensation	241,304	236,081	339,684	817,069
Office rent and occupancy	4,414	9,438	17,623	31,475
Other office operating expense (1)	14,639	12,586	34,667	61,892
Depreciation	7,089	4,800	3,520	15,409
Professional fees	2,148	18,158	12,094	32,400
Cost of risk	1,827	6,539	4,860	13,226
Other, net (2)	5,681	763	6,130	12,574
Total Other Operating Expense	35,798	52,284	78,894	166,976
Allocated corporate, shared services, and administrative costs (3)	56,312	74,813	76,133	207,258
Total Segment Expenses	333,414	363,178	494,711	1,191,303
Segment Operating Earnings	$32,428	$54,004	$14,775	$101,207
Reconciliation of segment operating earnings:
Unallocated corporate administrative costs (4)				(26,497)
Net corporate interest expense				(16,862)
Non-service pension costs				(9,764)
Stock option expense				(574)
Amortization of acquisition-related intangible assets				(7,497)
Contingent earnout adjustments				1,099
Income before income taxes				41,112
Income taxes				(14,583)
Net Income				26,529
Net Loss Attributable to Noncontrolling Interests				67
Net Income Attributable to Shareholders of Crawford & Company				$26,596